SUBSCRIBER:	DAVID HOCHMAN

NAKED BRAND GROUP, INC.

SUBSCRIPTION AGREEMENT

PLACEMENT AGENT

NOBLE FINANCIAL CAPITAL MARKETS

NAKED BRAND GROUP, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Subscription Agreement”) is entered into by and between Naked Brand Group, Inc., a Nevada Corporation (the “Company” or “Naked”), and the Subscriber(s) whose name appears on the signature page to this Subscription Agreement (the “Subscriber” and, together with other subscribers to the Offering (as hereinafter defined), “Investors”).

This Subscription Agreement is executed and delivered in connection with the offering (the “Offering”) of up to 240 units (each, a “Unit”), at a subscription price of $25,000 per Unit, for gross Offering proceeds of up to $6,000,000. Each Unit shall consist of (i) a convertible senior secured debenture in the principal amount of $25,000 (the “Convertible Debenture”), and (b) a five-year warrant (the “Warrant”) to purchase 166,667 shares of common stock (each, a “Share”) of the Company, par value $0.001 per share, which Warrant entitles the holder thereof to acquire an additional Share (the “Warrant Shares”) at an exercise price of $0.15 per Warrant Share, subject to adjustment. The Convertible Debentures, shares of common stock issuable upon conversion of the Convertible Debentures (the “Debenture Shares”), the Warrants and the Warrant Shares are collectively referred to as the “Securities.”

The Units are being offered to prospective Investors by the Company through Noble Financial Capital Markets (the “Placement Agent” or “Noble”) as exclusive Placement Agent for the Offering and by such other FINRA member selling agents as shall be engaged by Noble. The terms of the Offering and the Securities are more fully described in the Confidential Private Placement Memorandum dated May 2, 2014 (the “Memorandum”). The Company is offering the Units for sale on the terms described in the Memorandum on a “best efforts all or none basis” for the first 160 Units (the “Minimum Amount”) and a “best efforts” basis for the remaining 80 Units (the “Maximum Amount”) (plus an over-allotment option of 80 Units if the Maximum Amount is completed by the termination date) until all of the Units are sold or the Offering is withdrawn or terminated, whichever occurs first.

All subscription proceeds, including the purchase price for the Units being tendered by Subscriber contemporaneous herewith, will be held in escrow by U.S. Bank, National Association (the “Escrow Agent”) pursuant to an escrow agreement (the “Escrow Agreement”) among the Company, the Placement Agent and the Escrow Agent; and will be disbursed from escrow at one or more closings to be held from time to time at the direction of the Company and the Placement Agent provided that no Closing will occur until at least such time as the Escrow Agent has gross proceeds of at least the Minimum Amount (including the face amount of Bridge Notes issued by the Company being converted into the Offering). The Escrow Agent has been appointed for administrative convenience in connection with the remittance and delivery of subscription proceeds and related documentation. Investors will not be a party to the Escrow Agreement and the consent of Investors will not be required prior to disbursement of subscription proceeds from escrow.

This Subscription Agreement, the Qualified Investor Questionnaire (the “Questionnaire”) the form of the Warrant, the form of Security Agreement (the “Security Agreement”) and the form of Registration Rights Agreement (the “Registration Rights Agreement”) are exhibits to the Memorandum and are collectively referred to as the “Transaction Documents”).

A.	General.

1.           Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the number of Units set forth on the signature page hereof.

2.           Subscriber herewith tenders to the Company the entire amount of the purchase price for Units subscribed for by check made payable to the order of “U.S. Bank, National Association, Escrow Agent for Naked Brand Group, Inc.,” or Subscriber has paid the entire amount of the purchase price by wire transfer of immediately available funds in accordance with wire transfer instructions furnished below:

U.S. Bank National Association
ABA# 091000022BNF: U.S. Bank Trust- TFMA/C: 180121167365
ATTN: TFM- Daryl Hosch
Ref: 209028000- Naked Brand Group

NAKED BRAND GROUP, INC.

3.           Subscriber herewith delivers to the Company a completed and signed Subscription Agreement (including a counterpart signature page to the Registration Rights Agreement and Security Agreement) and a completed and signed Questionnaire for the purchase of the Units.

The purchase price for the Units submitted to the Escrow Agent will be held for the Subscriber’s benefit. Subscriber will not become a holder of Convertible Debentures and Warrants until such time as Subscriber’s subscription is accepted by the Company and a Closing of the purchase and sale of the Units being subscribed for by Subscriber takes place. Until such time as Subscribers subscription is accepted or rejected, as the case may be, this subscription shall be irrevocable, except as provided below and Subscriber will not have access to his, her or its subscription funds.

B.	Securities offered have not been registered under the Securities Act of 1933, as amended

Subscriber acknowledges that (i) the Securities have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or the securities laws of any state; (ii) absent registration, any resale or other transfer of any of the Securities must be made in compliance with the Securities Act; (iii) the Securities are being offered for sale in reliance upon exemptions from registration contained in the Securities Act and applicable state securities laws; and (iv) the Company’s reliance upon such exemption is based in part upon Subscriber’s representations, warranties and agreements contained in this Subscription Agreement and in the Questionnaire that Subscriber is delivering to the Company.

C.	Security

In accordance with the terms and the conditions of the Security Agreement, the Company agrees to secure repayment of the loan amount under the Convertible Debentures, all accrued and unpaid interest thereon and all other payments due thereunder, as well as all of the Company’s obligations thereunder by creating a Security Agreement for the benefit of all Investors. From time to time, Investor may demand, and the Company shall execute, such additional documents as may be reasonably necessary to maintain the security.

D.	Representations, Warranties, Acknowledgements and Agreements

1.           In order to induce the Company to accept this Subscription Agreement, Subscriber represents and warrants to, and acknowledges and covenants with, the Company as follows:

a.           Subscriber understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion, and (ii) this Subscription Agreement shall survive Subscriber’s death, disability or insolvency, except that Subscriber shall have no obligation in the event that this Subscription Agreement is rejected by the Company. In the event that the Company does not accept Subscriber’s subscription, or if the Offering is terminated for any reason, Subscriber’s subscription payment (or portion thereof, as the case may be) will be returned to Subscriber without interest thereon or deduction therefrom.

b.           Subscriber has carefully read the Memorandum and the exhibits thereto, including various filings by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, attached as exhibits to the Memorandum (the “SEC Documents,” and together with the Memorandum and the Transaction Documents, collectively, the “Offering Materials”). Subscriber has been advised to discuss with his, her, or its counsel the representations, warranties and agreements which Subscriber is making by signing this Subscription Agreement, the applicable limitations upon Subscriber’s resale of the Securities, and the investment, tax and legal consequences of this Subscription Agreement. No oral or written representations have been made and no oral or written information has been furnished to the Subscriber or Subscriber’s advisor(s) in connection herewith that were in any way inconsistent with the information set forth in the Offering Materials and Subscriber disclaims reliance on any statements made or information provided by the Company, the Placement Agent or any of their respective employees, counsel or agents or any other person or entity in the course of Subscriber’s consideration of an investment in the Units other than those set forth in the Offering Materials.

NAKED BRAND GROUP, INC.

c.           Subscriber understands that no federal or state agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Securities, the terms of this Offering or the adequacy of the Offering Materials.

d.           Subscriber is purchasing the Units for Subscriber’s own account, with the intention of holding the Units for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities; and Subscriber agrees not to make any sale, transfer or other disposition of any of the Securities without registration under the Securities Act and applicable state and provincial securities laws unless counsel acceptable to the Company is of the opinion that such registration is not required. Subscriber is not acquiring the Securities, or any interest therein, on behalf of another person and Subscriber, if an entity, was not formed for the purpose of purchasing the Units.

e.           Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to Subscriber’s net worth, and Subscriber’s investment in the Units will not cause such overall commitment to become excessive.

f.           Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Units.

g.           Subscriber is an “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated by the SEC under the Securities Act. In addition, Subscriber is an “accredited investor” as defined by National Instrument 45-106 – Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators. Subscriber is financially able to bear the economic risk of this investment, including the ability to hold the Securities for an indefinite period and can afford to sustain a complete loss of this investment.

h.           The address shown on the signature page to this Subscription Agreement is Subscriber’s principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

i.           Subscriber, together with any offeree representatives of Subscriber (as identified in the Questionnaire) has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of an investment in the Securities. Subscriber acknowledges that the Offering Materials may not contain all information that is necessary to make an investment decision with respect to the Company and the Units and that Subscriber must rely on his, her or its own examination of the Company and the terms and conditions of the Offering prior to making any investment decision with respect to the Units.

j.           Subscriber has been given the opportunity to ask questions of and receive answers from the Company and its executive officers concerning the business and operations of the Company and the terms, provisions, and conditions of the Offering and to obtain any such additional publicly available information that Subscriber deems necessary or advisable to verify the accuracy of the information contained in the Offering Materials, or such other information as Subscriber desired in order to evaluate an investment in the Company; and Subscriber availed himself, herself or itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

k.           Subscriber has made an independent evaluation of the merits of the investment and acknowledges the highly speculative nature of an investment in the Units including, without limitation, the information under “Risk Factors” in the Memorandum.

l.           The information provided by Subscriber in the Questionnaire is true, complete and accurate and Subscriber has duly executed and delivered such Questionnaire and any applicable exhibits thereto.

NAKED BRAND GROUP, INC.

m.           Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent or as otherwise described in the Offering Materials).

n.           Subscriber understands that the Securities will bear a legend substantially similar to the legend set forth immediately below until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement, or (ii) in the opinion of counsel reasonably satisfactory to the Company such securities may be sold without registration under the Securities Act:

“These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the “blue sky” or securities laws of any state and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Securities Act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the Securities Act but only upon a holder thereof first having obtained the written opinion of counsel reasonably satisfactory to the Company, that the proposed disposition is consistent with all applicable provisions of the Securities Act as well as any applicable “blue sky” or similar securities laws.”

If the Subscriber is resident in Canada, the Securities will bear the additional legend set forth immediately below:

“The holder of the securities represented hereby must not trade the securities in or from a jurisdiction of Canada unless the conditions in Section 13 of Multilateral Instrument 51-105 issuers quoted in the U.S. over the counter markets are met.”

o.           Subscriber, if an individual, is at least 21 years of age.

p.           If at any time prior to issuance of the Securities to Subscriber, any representation or warranty of Subscriber shall no longer be true, complete and accurate, Subscriber promptly shall give written notice thereof to the Company providing full details.

q.           The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

r.           Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles. Any dispute arising out of or in connection with the interpretation or enforcement of this Subscription Agreement, the other Offering Materials or Subscriber’s purchase of the Units, shall be exclusively adjudicated before a federal or state court located in New York, New York and the parties hereto exclusively submit to the exclusive jurisdiction and venue of the federal and state courts in New York, New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and Subscriber consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as Subscriber shall furnish in writing to the Company.

NAKED BRAND GROUP, INC.

s.           Subscriber hereby irrevocably waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with the interpretation or enforcement of this Subscription Agreement, the other Offering Materials or Subscriber’s purchase of the Units.

t.           Subscriber acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Questionnaire, and hereby agrees to indemnify and hold harmless the Company, and each of its stockholders, officers, directors, affiliates, controlling persons, agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with (i) a breach of any representation or warranty of Subscriber contained in this Subscription Agreement or in the Questionnaire (ii) any sale or distribution by Subscriber in violation of the Securities Act or any applicable state and foreign securities laws or (iii) any untrue statement of a material fact made by Subscriber and contained herein or in the Questionnaire, or omission to state herein or in the Questionnaire, a material fact necessary in order to make the statements contained herein or in the Questionnaire, in light of the circumstances under which they were made, not misleading. Subscriber acknowledges that such damage could be substantial since (a) the Securities are being offered without registration under the Securities Act in reliance upon the exemption pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by Subscriber herein and in its Questionnaire, and (c) the Company will rely on such representations in accepting Subscriber’s Subscription Agreement.

u.           Subscriber is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to Subscriber in connection with investments in securities generally.

v.           Subscriber is not affiliated directly or indirectly with a member broker-dealer firm of the Financial Industry Regulatory Authority (“FINRA”) as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of a FINRA member broker-dealer firm, except as otherwise described on a separate sheet of paper submitted by Subscriber to the Company along with and as part of this completed Subscription Agreement.

w.           Subscriber represents that he, she or it has full power and authority (corporate, statutory or otherwise) to execute and deliver this Subscription Agreement, the other Transaction Documents and to purchase the Units. The execution, delivery and performance of this Subscription Agreement and the other Transaction Documents will not: (i) violate, conflict with or result in a default under any provision of the Certificate or By-Laws (or analogous organizational documents), if any, of Subscriber; or (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to Subscriber. This Subscription Agreement and other Transaction Documents constitute the legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with their respective terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

x.           Subscriber acknowledges and agrees that any subsequent trade in any of the Securities in or from any province or territory of Canada will be a distribution subject to the prospectus requirements of applicable provincial securities laws unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the any of the Securities (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend specified in Multilateral Instrument 51-105 or National Instrument 45-102, as applicable (the “51-105 Legend”).  As Subscriber is not a resident of Canada, Subscriber undertakes not to trade or resell any of the Securities in or from Canada unless the trade or resale is made in accordance with Multilateral Instrument 51-105 or National Instrument 45-102, as applicable, and Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of these representations and warranties made in this Agreement and agrees that if such representations and warranties are no longer accurate or have been breached, Subscriber shall immediately notify the Company. By executing and delivering this Agreement and as a consequence of the representations and warranties made by Subscriber in this Agreement, Subscriber directs the Company not to include the 51-105 Legend on any certificates representing any of the Securities to be issued to Subscriber and, as a consequence, Subscriber will not be able to rely on the resale provisions of MI 51-105 or National Instrument 45-102, and any subsequent trade in any of the Securities in or from any jurisdiction of Canada will be a distribution subject to the prospectus requirements of applicable Canadian securities laws. If Subscriber wishes to trade or resell any of the Securities in or from any jurisdiction of Canada, Subscriber agrees and undertakes to return, prior to any such trade or resale, any certificate representing any of the Securities to the Company’s transfer agent to have the 51-105 Legend imprinted on such certificate or to instruct the Company’s transfer agent to include the 51-105 Legend on any ownership statement issued under a direct registration system or other book entry system.

NAKED BRAND GROUP, INC.

2.           In order to induce Subscriber to execute and deliver this Subscription Agreement, the Company represents and warrants to, and covenants with, Subscriber as follows:

a.           Subsidiaries. The Company’s Subsidiaries as of the date hereof are set forth in the SEC Documents. The Company owns, directly or indirectly, 100% of each Subsidiary and such ownership interest is, other than set out in the Security Agreement, free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and non-assessable and free of preemptive and similar rights to purchase securities. Neither the Company nor the Subsidiaries are subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

b.           Organization and Qualification. Each of the Company and each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and has the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted and contemplated to be conducted. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a material adverse effect on the business, condition (financial or otherwise), operations, prospects or property of the Company or a Subsidiary, taken as a whole (“Material Adverse Effect”), and no proceeding has been initiated in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

c.           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the board of directors or the Company’s stockholders in connection therewith, other than in connection with the Required Approvals (as defined herein). Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except: (i) as may be limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

d.           No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or the Subsidiary is bound or affected, or (iii) subject to the Required Approvals (as defined below), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

NAKED BRAND GROUP, INC.

e.           Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of a Current Report on Form 8-K and a Form D with the Securities and Exchange Commission (the “Commission”) and such filings as are required to be made under applicable state and foreign securities laws (the “Required Approvals”).

f.           Issuance of the Securities. Each of the Convertible Debenture and the Warrant are duly authorized and, when issued and paid for in accordance with the terms of the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, and free and clear of all liens other than restrictions on transfer provided for in the Transaction Documents. The Debenture Shares, upon the conversion of the Convertible Debenture, subject to stockholder approval of an increase in the Company’s authorized capitalization, to the extent necessary, duly authorized and, when issued and paid for in accordance with the terms of the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, and free and clear of all liens other than restrictions provided for in the Transaction Documents. The Warrant Shares issuable upon exercise of the Warrant, subject to stockholder approval of an increase in the Company’s authorized capitalization, to the extent necessary, have been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens other than restrictions on transfer provided for in the Transaction Documents. Subject to stockholder approval of an increase in the Company’s authorized capitalization, to the extent necessary, the Company has reserved from its duly authorized capital stock, such number of securities for issuance upon conversion or exercise of the Note and Warrant, as applicable.

g.           Capitalization; Additional Issuances. All of the issued and outstanding securities of the Company as of the date hereof are as set forth in the SEC Documents. Except as set forth in the SEC Documents, as of the date hereof, there are no outstanding agreements or preemptive or similar rights affecting the issuance of the Convertible Debentures and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, the Convertible Debentures. The exercise price of any of the Company’s outstanding warrants and options are set forth in the SEC Documents.

h.           Litigation. Except as set forth in Schedule 2(h) , there are no actions or proceedings pending or, to the knowledge of the Company, threatened by or against Company or any of its Subsidiaries involving more than, individually or in the aggregate, Fifty Thousand Dollars ($50,000). There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the UCC Pledge or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

NAKED BRAND GROUP, INC.

i.           Regulatory Permits. Each of the Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted or as contemplated to be conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

j.           SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials being collectively referenced to as the “SEC Reports”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by U.S. GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

k.           Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby.

l.           No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to Investors.

m.           Acknowledgment Regarding the Investors’ Purchase of Securities. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length Investor with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Investor’s purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

n.           Compliance. Neither the Company nor any Subsidiary: (i) is in violation of any order of any court, arbitrator or governmental body or (ii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

o.           Title to Assets. The Company and each Subsidiary have good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case, free and clear of all liens, except for liens previously granted by the Company, and listed on Schedule 2(o), liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and each Subsidiary and liens for the payment of federal, state, foreign or other taxes, the payment of which is neither delinquent nor subject to penalties (“Permitted Liens”). Any real property and facilities held under lease by the Company and each Subsidiary are held by them under valid, subsisting and enforceable leases with which the Company and each Subsidiary are in compliance.

NAKED BRAND GROUP, INC.

p.           Intellectual Property. The Company and each Subsidiary exclusively own all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trade names, service marks, internet domain names, together with the goodwill associated therewith, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes, formulations, software and source and object codes (collectively, the “Intangibles”) necessary for the conduct of their businesses. To the best of the knowledge of the Company and the Subsidiary, neither the Company nor any Subsidiary has infringed upon the rights of others with respect to the Intangibles and neither the Company nor any Subsidiary have received notice that they have or may have infringed or are infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles that could, individually or in the aggregate, or could reasonably be expected to have, have a Material Adverse Effect. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

q.           Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and each Subsidiary are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

r.           Transactions With Affiliates and Employees. Except as may be described in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000, other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred in the ordinary course of business on behalf of the Company and (iii) other employee benefits, including stock option agreements, under any stock option plan of the Company.

s.           Certain Fees. Other than the cash placement fee and warrants issuable to Noble and certain selected dealers in connection with the Offering, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

t.           Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

u.           Tax Returns. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary have filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

v.           Foreign Corrupt Practices. None of the Company, any Subsidiary or, to the knowledge of the Company, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

NAKED BRAND GROUP, INC.

w.           No Disagreements with Accountants or Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

x.           Indebtedness. Except as disclosed in schedule 2(x), neither the Company nor any Subsidiary is in default with respect to, or liable under (x) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), or (y) any guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto).

y.           Internal Controls. Except as disclosed in the SEC Documents, the Company is in compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in the Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308 of Regulation S-K) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with U.S. GAAP and the applicable requirements of the Exchange Act.

z.           OFAC. None of the Company, any Subsidiary or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

aa.           Full Disclosure. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company, its business and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

E.	Registration Rights

Naked has agreed that, within sixty (60) days following the final Closing of the Offering, it will file a registration statement under the Securities Act to register the resale of the Debenture Shares and Warrant Shares issued in the Offering, thereafter, it shall use its reasonable commercial efforts to cause the registration statement to be declared effective by the SEC within one hundred and fifty (150) days of the date of such final Closing. Execution by the Subscriber of the Registration Rights Agreement Counterpart Signature Page included as part of this Subscription Agreement shall constitute execution of the Registration Rights Agreement, the form of which is attached as Exhibit E to the Memorandum.

NAKED BRAND GROUP, INC.

F.	Appointment of Collateral Agent; Indemnification of Collateral Agent.

a.           Appointment of Collateral Agent. Each Investor hereby appoints, authorizes and empowers CSD Holdings, LLC (the “Collateral Agent”) to act as the collateral agent and as representative, attorney-in-fact and agent, with full power of substitution, to act in the name, place and stead of each of Investor, to take all actions necessary or appropriate in its judgment for the accomplishment of the terms of any of the Transaction Documents, and to act on behalf of each Investor and to do or refrain from doing all such further acts and things, to make all decisions and determinations, and to execute, deliver and receive all such documents, as it shall deem necessary or appropriate in conjunction with any of the transactions contemplated by the Transaction Documents. This appointment may be terminated, and such termination shall be effective, upon the earlier of the Collateral Agent’s resignation as collateral agent and the written consent of the holders of a majority-in-interest of the Convertible Debentures.

b.           Limitation of Liability; Indemnification. In addition to any and all protections and rights that may be granted hereunder to the Collateral Agent as collateral agent, to the maximum extent permissible by law, the Collateral Agent will incur no liability with respect to any action or inaction taken or failed to be taken in connection with its services as the collateral agent, except its own willful misconduct or gross negligence. In all questions arising under any of the Transaction Documents, the Collateral Agent may rely on the advice of counsel of its choosing, and the Collateral Agent will not be liable to any party to any of the Transaction Documents or any other person or party for anything done, omitted or suffered in good faith by it in its capacity as the collateral agent based on such advice. Each of the Investors (a) agrees, jointly and severally, to indemnify, defend and save harmless the Collateral Agent from and against any and all loss, liability or expense (including the reasonable fees and expenses of outside counsel and experts and their staffs and all expense of document location, duplication and shipment) arising out of or in connection with the Collateral Agent’s execution and performance of its duties as collateral agent under any of the Transaction Documents (a “Collateral Agent Expense”), except to the extent that such Collateral Agent Expense is finally adjudicated to have been primarily caused by the gross negligence or willful misconduct of the Collateral Agent, in its capacity as collateral agent, and (b) acknowledges and agrees that the foregoing indemnities shall survive the Collateral Agent’s resignation as the collateral agent or the termination of any of the Transaction Documents. In no event shall the Collateral Agent, in its capacity as the collateral agent, be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

c.           Related Party. Each Investor acknowledges and agrees that (i) the Collateral Agents and its present or former members, employees, officers, managers, representatives and affiliates and the immediate family members of any of the foregoing persons are or may become in the future a party to or a beneficiary of a contract with the Company or have or may have in the future an interest in any property used or held for use by the Company or take actions that may conflict with the interest of the Investors (the “Affiliate Activities”), (ii) the Collateral Agent is not under any duty to disclose to any of the Investors or use on behalf of any of the Investors any information whatsoever about or derived from the Affiliate Activities or to account for any revenue or profits obtained in connection with the Affiliate Activities as a result of acting as an agent (or in any other capacity) hereunder and under any of the transaction agreements related to the Offering, and (iii) the Collateral Agent is not required to restrict any of its activities as a result of acting as an agent (or in any other capacity) hereunder and under any of the transaction agreements related to the Offering and that it may undertake any activities without further consultation with or notification to any of the Investors.

G.	Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Subscription Agreement shall be given in writing and sent, by certified U.S. mail, return receipt requested, by facsimile electronic mail, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section G, together with copies thereof as follows:

NAKED BRAND GROUP, INC.

If to the Company:

Naked Brand Group Inc.
#2 34346 Manufacturers Way
Abbotsford, BC Canada V2S 7M1
Telephone: 604-855-4767
Email: ________________
Attention: President

In the case of Subscriber, to the address of Subscriber on the signature page to this Agreement.

Notice given as provided in this Section shall be deemed effective: (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service. As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York.

H.	Miscellaneous.

1.           This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

2.           This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether oral or written. The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

3.           The Offering Materials constitute the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party to be bound thereby.

4.           No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby. A waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.           Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it. The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion. If this subscription is rejected in whole, the Company shall return the purchase price to Subscriber, without interest or deduction, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby.

6.           The representations, warranties and covenants of the Company and the Subscriber made in this Subscription Agreement shall survive the Closing and the execution and delivery hereof and delivery of the Securities.

7.           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement, the other Transaction Documents and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

NAKED BRAND GROUP, INC.

OFFERING INFORMATION, LEGENDS, AND NOTICES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), OR ANY STATE REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE OFFERED TO ACCREDITED INVESTORS, AS DEFINED IN RULE 501 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE SECURITIES SUCH SECURITIES MAY ONLY BE RESOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IF, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NAKED BRAND GROUP, INC.

FOR RESIDENTS OF FLORIDA

PURSUANT TO THE FLORIDA SECURITIES ACT, WHERE SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE SHALL BE VOIDABLE BY SUCH FLORIDA INVESTOR EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH INVESTOR TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT, OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH INVESTOR, WHICHEVER OCCURS LATER.

NAKED BRAND GROUP, INC.

SIGNATURE PAGE FOR:

INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Signature	Signature (If Purchased Jointly)

/s/ David Hochman

Print Name: David Hochman	Print Name: ____________________________________

Date: June 4, 2014	Date: _________________________________________

Social Security #: XXX-XX-XXXX	Social Security #: _________________________________

Residential Address: 15 Weston Hill Rd, Riverside, CT 06878	Residential Address: ______________________________

Telephone #: 917-922-5458	Telephone #: ____________________________________

Fax # 203-344-9290	Fax #: __________________________________________

Email: dhochman@orchestramv.com	Email: _________________________________________

EXACT Name in which Securities are to be issued: DAVID HOCHMAN

Number of Units: 2

Purchase Price: $ 50,000

Form of Joint Ownership (if applicable):	☐ Tenants-in-Common	☐ Joint Tenants with Right of Survivorship

☐ Other: __________________________________________________________________________________________________________________________

NAKED BRAND GROUP, INC.

SIGNATURE PAGE FOR:

SUBSCRIPTION AGREEMENT ACCEPTANCE

NAKED BRAND GROUP, INC., a Nevada corporation

By:

Printed Name:

Title:

Dated:

SUBSCRIPTION AGREEMENT NO: _____________________________

SUBSCRIBER: ____________________________________________

NUMBER OF UNITS: _____________________________________

PURCHASE PRICE: $ ___________________________________

NAKED BRAND GROUP, INC.

COUNTERPART SIGNATURE PAGE FOR:

REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Subscriber Signature(s):	Print Names of Subscriber(s):

/s/ David Hochman	David Hochman

Dated:  June 4, 2014

Names must conform to signature page of the Subscription Agreement.

THE COMPANY:

NAKED BRAND GROUP, INC.

By:
Name:
Title:

Dated: ____________ ___, 2014

NAKED BRAND GROUP, INC.

COUNTERPART SIGNATURE PAGE FOR:

SECURITY AGREEMENT

IN WITNESS WHEREOF, this Security Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Subscriber Signature(s):	Print Names of Subscriber(s):

/s/ David Hochman

Dated:  June 4, 2014

Names must conform to signature page of the Subscription Agreement.

THE COMPANY:

NAKED BRAND GROUP, INC.

By:
Name:
Title:

Dated: ____________ ___, 2014

PART I.

General Information

(All Subscribers Must Complete Part I)

Legal Name of the Subscriber(s):

David Hochman
☐ Legal Business Entity	☑ Natural Person	☐ Other:
Tax Identification Number:	XXX-XX-XXXX

☐ Legal Business Entity	☐ Natural Person	☐ Other:
Tax Identification Number:

Type of Investor(s) or Ownership (check one):

☑ INDIVIDUAL	☐ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP
☐ TENANTS-IN-COMMON	☐ CORPORATION
☐ LIMITED LIABILITY COMPANY	☐ PARTNERSHIP
☐ LIMITED LIABILITY PARTNERSHIP	☐ LIMITED PARTNERSHIP
☐ TRUST	☐ “GRANTOR” TRUST
☐ OTHER (INDICATE):

For a Natural Person:

Occupation or Profession:	Venture Capital
Current Employer:	Orchestra Medical Ventures
Nature of Business:	Investment Management
Current Position or Title:	Managing Director
Age:	39

For a Legal Business Entity:

Legal Business entity state of organization:
Legal Business date of organization:
Legal Business nature of activities:

Legal Address:                                           ☐  Business                              ☑  Residential

Attention:
First Line of Address:	15 Weston Hill Rd.
Second Line of Address:
City, State and Zip:	Riverside, CT 06878

Mailing Address:                                           ☑  same as above

Attention:
First Line of Address:
Second Line of Address:
City, State and Zip:

Contact Information:

Contact No 1:	917-922-5458

☐      Office Phone #                         ☐     Business Fax Phone #                      ☐Home Phone #               ☑ Mobile Phone #

Contact No 2:	646-367-5905

☑      Office Phone #                         ☐     Business Fax Phone #                      ☐Home Phone #               ☐ Mobile Phone #

Contact No 3:

☐      Office Phone #                         ☐     Business Fax Phone #                     ☐Home Phone #               ☐ Mobile Phone #

FINRA Affiliation:

Please state whether you or any of your associates or affiliates

(i)	is a member of or a person associated with a member of FINRA;
(ii)	is an owner of stock or other securities of a FINRA member (other than purchased on the open market); or
(iii)	has made a subordinated loan to any FINRA member.

☐  YES                 ☑  NO        DH          INITIAL HERE

If you marked yes to any of (i)-(iii) above, please describe the relevant facts below:

Determination of Accredited Investor Status

TO QUALIFY AS AN ACCREDITED INVESTOR:  AN INVESTOR MUST INITIAL ONE OR MORE OF THE FOLLOWING:

(i)
I certify that I am an “accredited investor” because I an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined below) having an aggregate realizable value that, before taxes but net of any related liabilities (exclusive of my principal residence), exceeds $1,000,000. Financial assets means (a) cash, (b) securities, or (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

☑  YES                   DH    INITIAL HERE

(ii)
I certify that I am an “accredited investor” because I had a net income before taxes which exceeded $200,000 in each of the two more recent calendar years or a net income before taxes combined with that of a spouse which exceeded $300,000 in each of those years and I, in either case, reasonably expect to exceed that net income level in the current calendar year.

☑ YES                    DH   INITIAL HERE

(iii)	I certify that I am an “accredited investor” because I have, either alone or with a spouse, net assets of at least $5,000,000.

☐  YES                              INITIAL HERE

(iv)
I certify that I am an “accredited investor” being an entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as indicated above). IF THE ANSWER IS “YES,” THE PROSPECTIVE INVESTOR MUST PROVIDE A QUESTIONNAIRE FROM EACH OF ITS EQUITY OWNERS.

☐  YES                 ______ INITIAL HERE

(v)	I certify that I am an “accredited investor” being an entity, other than an investment fund, that had net assets of at least $5,000,000 as reflected on its most recently prepared financial statements.

☐  YES                 ______ INITIAL HERE

(vi)	I certify that I am an “accredited investor” being a person registered under securities legislation as an adviser or dealer.

☐  YES                 ______ INITIAL HERE

PART III.

Offeree Representative

Although I am deemed an “accredited investor,” as I have represented above, I have relied upon an offeree representative to review the Memorandum and determine that an investment in the Company, for the amount that I have subscribed for, is prudent given the composition and size of my investment portfolio.

☐  YES                 ______ INITIAL HERE

If yes, I am providing the following information about my Offeree Representative:

Name:
Address
Profession

PART IV.

Signature

Individual Subscriber

By signing below, the undersigned represents that (i) the undersigned has read and confirmed the truth and accuracy of each of the above representations and warranties in this Questionnaire; (ii) the information contained herein may be relied upon; (iii) the undersigned will notify you immediately of any adverse change in any such information occurring prior to acceptance of its subscription; and the undersigned agrees to be bound by the restrictions on transfer of the Securities set forth above.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this 4th day of June, 2014.

Individual Subscriber

/s/ David Hochman
Signature

DAVID HOCHMAN
Printed Name

Signature of Additional Investor (i.e., joint tenant or tenant-in-common)

Printed Name

15 Weston Hill Rd, Riverside, CT 06878
(Address)

917-922-5458 (mobile)
(Telephone Number, indicate whether it is home, office or mobile)

XXX-XX-XXXX
(S.S. Number)

2
(Number of Units Subscribed for)

PART IV (continued)

Signature

Corporate, Partnership Or Trust Subscriber

By signing below, the undersigned represents that (i) the undersigned has read and confirmed the truth and accuracy of each of the above representations and warranties in this Questionnaire; (ii) the information contained herein may be relied upon; (iii) the undersigned will notify you immediately of any adverse change in any such information occurring prior to acceptance of its subscription; and the undersigned agrees to be bound by the restrictions on transfer of the Securities set forth above.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of ________________, 2014.

CORPORATE, PARTNERSHIP OR TRUST SUBSCRIBER

(Firm Name)

By:
(Signature)

(Name and Title)

(Firm Address)

(Telephone Number)

(Taxpayer Identification Number)

(Number of Units Subscribed for)